Exhibit 10.4







                       CANDIE'S, INC. 401(K) SAVINGS PLAN









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                             ADOPTION AGREEMENT #005
                   NONSTANDARDIZED 401(k) PROFIT SHARING PLAN


         The undersigned, Candies, Inc. ("Employer"), by executing this Adoption Agreement, elects to establish a retirement plan and trust ("Plan") under the CPI Qualified Plan Consultants, Inc. Defined Contribution Prototype Plan and Trust (basic plan document # 01 ). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer's entire plan and trust document. All section references within this Adoption Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.

                                    ARTICLE I
                                   DEFINITIONS

1. PLAN (1.21). The name of the Plan as adopted by the Employer is Candie's, Inc. 401(k) Savings Plan.

2. TRUSTEE (1.33). The Trustee executing this Adoption Agreement is: (Choose one of (a), (b) or (c))

[n/a](a) A discretionary Trustee. See Plan Section 10.03[A].

[X]  (b) A nondiscretionary Trustee. See Plan Section 10.03[B].

[n/a](c) A Trustee under a separate trust agreement. See Plan Section 10.03[G].

3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (g) as applicable)3 p.11

[n/a] (a) No exclusions.

[n/a] (b) Collective bargaining Employees.

[n/a] (c) Nonresident aliens.

[n/a] (d) Leased Employees.

[X]  (e) Reclassified Employees.

[n/a] (f) Classifications: .

[n/a](g) Exclusions by types of contributions. The following classification(s) of Employees are not eligible for the specified contributions:

                         Employee classification:
                         Contribution type:

4. COMPENSATION (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))4 p.11

[n/a] (a) W-2 wages increased by Elective Contributions.

[n/a](b) Code ss.3401(a) federal income tax withholding wages increased by Elective Contributions.

[X]  (c) 415 compensation.

[Note: Each  of the  Compensation  definitions  in  (a),  (b)  and (c)  includes
     Elective Contributions. See Plan Section 1.07(D). To exclude Elective Contributions, the Employer must elect (g).]




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Compensation  taken into account.  For the Plan Year in which an Employee  first becomes a Participant,  the Plan  Administrator will determine the allocation of
Employer  contributions   (excluding  deferral  contributions)  by  taking  into
account: (Choose one of (d) or (e))

[X]  (d) Plan Year. The Employee's Compensation for the entire Plan Year.

[n/a](e) Compensation while a Participant. The Employee's Compensation only for the portion of the Plan Year in which the Employee actually is a Participant.

Modifications to Compensation definition. The Employer elects to modify the Compensation definition elected in (a), (b) or (c) as follows. (Choose one or more of (f) through (n) as applicable. If the Employer elects to allocate its nonelective contribution under Plan Section 3.04 using permitted disparity, (i),
(j), (k) and (l) do not apply):

[n/a](f) Fringe benefits. The Plan excludes all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

[n/a](g) Elective  Contributions.  The Plan  excludes a  Participant's  Elective
     Contributions. See Plan Section 1.07(D).

[n/a] (h) Exclusion. The Plan excludes Compensation in excess of: .

[n/a] (i) Bonuses. The Plan excludes bonuses.

[n/a] (j) Overtime. The Plan excludes overtime.

[n/a] (k) Commissions. The Plan excludes commissions.

[n/a](l) Nonelective contributions. The following modifications apply to the definition of Compensation for nonelective contributions: .

[n/a](m) Deferral contributions. The following modifications apply to the definition of Compensation for deferral contributions: .

[n/a](n) Matching contributions. The following modifications apply to the definition of Compensation for matching contributions: .

5. PLAN YEAR/LIMITATION YEAR (1.24). Plan Year and Limitation Year mean the 12-consecutive month period (except for a short Plan Year) ending every: (Choose
(a) or (b). Choose (c) if applicable)

[n/a] (a) December 31.

[X]  (b) Other: January 31 .

[n/a](c)  Short  Plan  Year:  commencing  on:  and  ending  on:_________.

6. EFFECTIVE DATE (1.10). The Employer's adoption of the Plan is a: (Choose one of (a) or (b))

[n/a] (a) New Plan. The Effective Date of the Plan is: .

[X]  (b) Restated  Plan.  The  restated  Effective  Date is:  February 1, 1997 .

         This Plan is an amendment and restatement of an existing retirement plan(s) originally established effective as of: February 1, 1995.


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7. HOUR OF SERVICE/ELAPSED TIME METHOD (1.15). The crediting method for Hours of
Service is: (Choose one or more of (a) through (d) as applicable)

[X]  (a) Actual Method. See Plan Section 1.15(B).

[n/a](b)  Equivalency  Method.  The  Equivalency  Method  is:  .  [Note:  Insert
     "daily," "weekly,"  "semi-monthly  payroll periods" or "monthly."] See Plan
     Section 1.15(C).

[n/a](c)  Combination  Method.  In lieu of the Equivalency  Method  specified in
     (b), the Actual Method applies for purposes of: .

[n/a](d)  Elapsed  Time  Method.  In lieu of  crediting  Hours of  Service,  the
     Elapsed Time Method applies for purposes of crediting Service for: (Choose one or more of (1), (2) or (3) as applicable)

     [n/a] (1) Eligibility under Article II.

     [n/a] (2) Vesting under Article V.

     [n/a] (3) Contribution allocations under Article III.

8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with the following predecessor employer(s): N/A ..8 p.33

[Note: If the Plan does not credit any additional predecessor service under this
Section 1.30, insert "N/A" in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)

[n/a](a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[n/a] (b) Vesting. For vesting under Article V.

[n/a](c) Contribution  allocation.  For contribution  allocations  under Article
     III.

[n/a] (d) Exceptions. Except for the following Service: .

                                  ARTICLE II
                           ELIGIBILITY REQUIREMENTS

9.       ELIGIBILITY (2.01).9 p.33

Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer's elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]


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[X] (a) Age. Attainment of age 21 (not to exceed age 21).

[X] (b) Service. Service requirement. (Choose one of (1) through (5))

     [X]      (1) One Year of Service.

     [n/a] (2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A).

     [n/a] (3) One Hour of Service (immediate completion of Service requirement). The Employee satisfies the Service requirement on his/her Employment Commencement Date.

     [n/a]    (4) months (not exceeding 24).

     [n/a] (5) An Employee must complete Hours of Service within the time period following the Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

[n/a](c)  Alternative  401(k)/401(m)  eligibility  conditions.  In  lieu  of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions: (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)

              (1) [n/a] Deferral/Employee contributions: (Choose one of a. through d. Choose e. if applicable)

              a. [n/a] One Year of Service
              b. [n/a] One Hour of Service (immediate completion of Service requirement)
              c. [n/a] months (not exceeding 12) d. [n/a] An Employee must complete Hours of Service within the time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

              e. [n/a] Age (not exceeding age 21)

              (2) [n/a] Matching contributions: (Choose one of f. through i. Choose j. if applicable)


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              f. [n/a] One Year of Service
              g. [n/a] One Hour of Service (immediate completion of Service requirement)
              h. [n/a] months (not exceeding 24)
              i. [n/a] An Employee must complete Hours of Service within the time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]
              j. [n/a] Age (not exceeding age 21)

[n/a](d) Service  requirements:  .

          [Note: Any  Service  requirement  the  Employer  elects in (d) must be
               available   under  other  Adoption   Agreement   elections  or  a
               combination thereof.]

[n/a](e) Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after . If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date; or (iv) on the date the Employee attains age (not exceeding age 21).

Plan Entry Date.  "Plan Entry Date" means the Effective Date and: (Choose one of
(f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect
(k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]

[n/a](f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[n/a] (g) The first day of the Plan Year.

[n/a] (h) Employment Commencement Date (immediate eligibility).

[X]  (i) The first day of each: Plan Year quarter (e.g., "Plan Year quarter").

[n/a] (j) The following Plan Entry Dates: .

[n/a](k)  Alternative  401(k)/401(m)  Plan Entry  Date(s).  For the  alternative
     401(k)/401(m)  eligibility  conditions  under (c),  Plan Entry Date  means:
     (Choose (1) or (2) or both as applicable)


 (1)[n/a] Deferral/Employee contributions 2)[n/a] Matching contributions
          (Choose one of a. through d.)           (Choose one of e. through h.)

 a. [n/a] Semi-annual Entry Dates         e. [n/a]Semi-annual Entry Dates
 b. [n/a] The first day of the Plan Year  f. [n/a]The first day of the Plan Year
 c. [n/a] Employment Commencement Date    g. [n/a]Employment Commencement Date
          (immediate eligibility)                 (immediate eligibility)
 d. [n/a] The first day of each:          h. [n/a]The first day of each:


Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (l), (m) or (n). Choose (o) if applicable): [Note: If the Employer does not elect (o), the election under (l), (m) or (n) applies to all types of contributions.]

[X]  (l) Immediately following or coincident with

[n/a] (m) Immediately preceding or coincident with

[n/a] (n) Nearest

[n/a](o) Alternative 401(k)/401(m) election(s): (Choose (1) or (2) or both as applicable)

  (1)  [n/a]   Deferral contributions  (2)  [n/a]   Matching contributions
                                                    (Choose one of b., c. or d.)

        a. [n/a] Immediately following   b. [n/a]   Immediately following
                 or coincident with               or coincident with
                                         c. [n/a]   Immediately preceding
                                                    or coincident
                                                    with
                                         d. [n/a]   Nearest

the date the Employee completes the eligibility conditions described in this
Section 2.01. [Note: Unless otherwise excluded under Section 1.11, an Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code ss.410(a); or (2) 6 months after the date the Employee completes those requirements.]

10. YEAR OF SERVICE - ELIGIBILITY  (2.02).  (Choose (a) and (b) as  applicable):
[Note: If the Employer does not elect a Year of Service condition or elects the Elapsed Time Method, the Employer should not complete (a) or (b).]

[X] (a) Year of Service. An Employee must complete 1000 Hour(s) of Service during an eligibility computation period to receive credit for a Year of Service under Article II: [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[X]  (b)  Eligibility   computation   period.   After  the  initial  eligibility
     computation period described in Plan Section 2.02, the Plan measures the eligibility computation period as: (Choose one of (1) or (2))

     [X] (1) The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

     [n/a](2) The 12-consecutive month period beginning with each anniversary of the Employee's Employment Commencement Date.

11. PARTICIPATION - BREAK IN SERVICE (2.03). The one year hold-out rule described in Plan Section 2.03(B): (Choose one of (a), (b) or (c))

[X]  (a) Not applicable. Does not apply to the Plan.

[n/a] (b) Applicable. Applies to the Plan and to all Participants.

[n/a](c) Limited application. Applies to the Plan, but only to a Participant who has incurred a Separation from Service.

12. ELECTION NOT TO PARTICIPATE (2.06). The Plan: (Choose one of (a) or (b))

[X] (a) Election not permitted. Does not permit an eligible Employee to elect not to participate.

[n/a](b) Irrevocable election. Permits an Employee to elect not to participate if the Employee makes a one-time irrevocable election prior to the Employee's Plan Entry Date.

                                   ARTICLE III
         EMPLOYER CONTRIBUTIONS, DEFERRAL CONTRIBUTIONS AND FORFEITURES

13.  AMOUNT  AND  TYPE  (3.01).   The  amount  and  type(s)  of  the  Employer's
contribution to the Trust for a Plan Year or other specified  period will equal:
(Choose one or more of (a) through (f) as applicable)13 p.55

[X] (a) Deferral contributions (401(k) arrangement). The dollar or percentage amount by which each Participant has elected to reduce his/her Compensation, as provided in the Participant's salary reduction agreement and in accordance with Section 3.02.

[X] (b) Matching contributions (other than safe harbor matching contributions under Section 3.01(d)). The matching contributions made in accordance with
     Section 3.03.

[X] (c) Nonelective contributions (profit sharing). The following nonelective contribution (Choose (1) or (2) or both as applicable): [Note: The Employer may designate as a qualified nonelective contribution, all or any portion of its nonelective contribution. See Plan Section 3.04(F).]

     [X] (1) Discretionary. An amount the Employer in its sole discretion may determine.

     [n/a] (2) Fixed. The following amount:

[n/a](d) 401(k) safe harbor contributions. The following 401(k) safe harbor contributions described in Plan Section 14.02(D): (Choose one of (1), (2) or (3). Choose (4), if applicable)

     [n/a](1) Safe harbor nonelective contribution. The safe harbor nonelective contribution equals % of a Participant's Compensation [Note: the amount in the blank must be at least 3%.].

     [n/a](2) Basic safe harbor matching  contribution.  A matching contribution equal  to  100%  of  each  Participant's  deferral  contributions  not exceeding 3% of the Participant's Compensation, plus 50% of each Participant's deferral contributions in excess of 3% but not in excess of 5% of the Participant's Compensation. For this purpose, "Compensation" means Compensation for: . [Note: The Employer must complete the blank line with the applicable time period for computing the Employer's basic safe harbor match, such as "each payroll period," "each month," "each Plan Year quarter" or "the Plan Year".]

     [n/a](3) Enhanced safe harbor matching contribution. (Choose one of a. or b.).

               [n/a] a. Uniform percentage. An amount equal to % of each Participant's deferral contributions not exceeding % of the Participant's Compensation. For this purpose, "Compensation" means Compensation for: . [See the Note in (d)(2).]

               [n/a] b. Tiered formula. An amount equal to the specified matching percentage for the corresponding level of each Participant's deferral contribution percentage. For this purpose, "Compensation" means Compensation for: . [See the Note in
               (d)(2).]

               Deferral Contribution Percentage             Matching Percentage

               -------------------------------                  ----------

               -------------------------------                  ----------

               -------------------------------                  ----------


[Note: The matching percentage may not increase as the deferral contribution percentage increases and the enhanced matching formula otherwise must satisfy the requirements of Code ss.ss.401(k)(12)(B)(ii) and (iii). If the Employer wishes to avoid ACP testing on its enhanced safe harbor matching contribution, the Employer also must limit deferral contributions taken into account (the "Deferral Contribution Percentage") for the matching contribution to 6% of Plan Year Compensation.]

     [n/a](4) Another plan. The Employer will satisfy the 401(k) safe harbor contribution in the following plan: .

[n/a](e) Davis-Bacon  contributions.  The amount(s) specified for the applicable
     Plan Year or other applicable period in the Employer's Davis-Bacon contract(s). The Employer will make a contribution only to Participants covered by the contract and only with respect to Compensation paid under the contract. If the Participant accrues an allocation of nonelective contributions (including forfeitures) under the Plan in addition to the Davis-Bacon contribution, the Plan Administrator will: (Choose one of (1) or (2))

     [n/a](1) Not reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

     [n/a](2) Reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

[n/a](f) Frozen Plan. This Plan is a frozen Plan effective: . For any period following the specified date, the Employer will not contribute to the Plan, a Participant may not contribute and an otherwise eligible Employee will not become a Participant in the Plan.

14. DEFERRAL CONTRIBUTIONS (3.02). The following limitations and terms apply to an Employee's deferral contributions: (If the Employer elects Section 3.01(a), the Employer must elect (a). Choose (b) or (c) as applicable)14 p.66

[X] (a) Limitation on amount. An Employee's deferral contributions are subject to the following limitation(s) in addition to those imposed by the Code:
     (Choose (1), (2) or (3) as applicable)

     [X]  (1) Maximum deferral amount: 75% of Compensation .

     [n/a] (2) Minimum deferral amount: . ------------

     [n/a] (3) No limitations.

For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will apply any percentage limitation the Employer elects in (1) or
(2) to the Employee's Compensation: (Choose one of (4) or (5) unless the Employer elects (3))

     [n/a](4) Only for the portion of the Plan Year in which the Employee actually is a Participant.

     [X]  (5) For the entire Plan Year.

[n/a](b)  Negative  deferral  election.  The Employer  will  withhold % from the
     Participant's Compensation unless the Participant elects a lesser percentage (including zero) under his/her salary reduction agreement. See Plan Section 14.02(C). The negative election will apply to: (Choose one of (1) or (2))

     [n/a](1) All Participants who have not deferred at least the automatic deferral amount as of: .

     [n/a](2) Each Employee whose Plan Entry Date is on or following the negative election effective date.

[X] (c) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution under Plan
     Section 14.02(B), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation) of his/her proportionate share of that cash or deferred contribution: (Choose one of (1) or (2))

     [X]  (1) All or any portion.       [n/a] (2) %. --------

Modification/revocation of salary reduction agreement. A Participant prospectively may modify or revoke a salary reduction agreement, or may file a new salary reduction agreement following a prior revocation, at least once per Plan Year or during any election period specified by the basic plan document or required by the Internal Revenue Service. The Plan Administrator also may provide for more frequent elections in the Plan's salary reduction agreement form.

15. MATCHING  CONTRIBUTIONS  (INCLUDING  ADDITIONAL SAFE HARBOR MATCH UNDER PLAN
SECTION 14.02(D)(3)) (3.03). The Employer matching contribution is: (If the Employer elects Section 3.01(b), the Employer must elect one or more of (a), (b) or (c) as applicable. Choose (d) if applicable)15 p.77

[n/a](a) Fixed formula. An amount equal to % of each Participant's deferral contributions.

[X] (b) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's deferral contributions. The Employer, in its sole discretion, may designate as a qualified matching contribution, all or any portion of its discretionary matching contribution. The portion of the Employer's discretionary matching contribution for a Plan Year not designated as a qualified matching contribution is a regular matching contribution.

[n/a](c) Multiple level formula. An amount equal to the following percentages for each level of the Participant's deferral contributions. [Note: The matching percentage only will apply to deferral contributions in excess of the previous level and not in excess of the stated deferral contribution percentage.]

               Deferral Contribution Percentage             Matching Percentage

               -------------------------------                  ----------

               -------------------------------                  ----------

               -------------------------------                  ----------



[n/a](d) Related Employers.  If two or more Related Employers contribute to this
     Plan, the Plan Administrator will allocate matching contributions and matching contribution forfeitures only to the Participants directly employed by the contributing Employer. The matching contribution formula for the other Related Employer(s) is: . [Note: If the Employer does not elect (d), the Plan Administrator will allocate all matching contributions and matching forfeitures without regard to which contributing Related Employer directly employs the Participant.]

Time period for matching contributions. The Employer will determine its matching contribution based on deferral contributions made during each: (Choose one of (e) through (h))

[X]  (e) Plan Year.

[n/a] (f) Plan Year quarter.

[n/a] (g) Payroll period.

[n/a](h) Alternative time period: . [Note: Any alternative time period the Employer elects in (h) must be the same for all Participants and may not exceed the Plan Year.]

Deferral contributions taken into account. In determining a Participant's deferral contributions taken into account for the above-specified time period under the matching contribution formula, the following limitations apply:
(Choose one of (i), (j) or (k))

[n/a](i) All deferral contributions. The Plan Administrator will take into account all deferral contributions.

[n/a](j) Specific limitation. The Plan Administrator will disregard deferral contributions exceeding % of the Participant's Compensation. [Note: To avoid the ACP test in a safe harbor 401(k) plan, the Employer must limit deferrals and Employee contributions which are subject to match to 6% of Plan Year Compensation.]

[X] (k) Discretionary. The Plan Administrator will take into account the deferral contributions as a percentage of the Participant's Compensation as the Employer determines.

Other matching contribution requirements. The matching contribution formula is subject to the following additional requirements: (Choose (l) or (m) or both if applicable)

[X] (l) Matching contribution limits. A Participant's matching contributions may not exceed: (Choose one of (1) or (2))

     [X] (1) an amount to be determined by the Plan Administrator . [Note: The Employer may elect (1) to place an overall dollar or percentage limit on matching contributions.]

     [n/a](2) 4% of a Participant's Compensation for the Plan Year under the discretionary matching contribution formula. [Note: The Employer must elect (2) if it elects a discretionary matching formula with the safe harbor 401(k) contribution formula and wishes to avoid the ACP test.]

[n/a](m) Qualified matching contributions. The Plan Administrator will allocate as qualified matching contributions, the matching contributions specified in Adoption Agreement Section: . The Plan Administrator will allocate all other matching contributions as regular matching contributions. [Note: If the Employer elects two matching formulas, the Employer may use (m) to designate one of the formulas as a qualified matching contribution.]

16. CONTRIBUTION ALLOCATION (3.04).16 p.88

Employer nonelective contributions (3.04(A)).The Plan Administrator will allocate the Employer's nonelective contribution under the following contribution allocation formula: (Choose one of (a), (b) or (c). Choose (d) if applicable)

[X]  (a) Nonintegrated (pro rata) allocation formula.

[n/a](b) Permitted disparity. The following permitted disparity formula and definitions apply to the Plan: (Choose one of (1) or (2). Also choose (3))

     [n/a] (1) Two-tiered allocation formula.

     [n/a] (2) Four-tiered allocation formula.

     [n/a](3) For  purposes  of Section  3.04(b),  "Excess  Compensation"  means
          Compensation in excess of: (Choose one of a. or b.)

         [n/a]    a.          % of the taxable wage base in effect on the first
                      --------
                      day of the Plan Year, rounded to the next highest
                      $         (not exceeding the taxable wage base).
                       --------

         [n/a]    b. The following integration level: .
                     [Note: The integration level cannot exceed the taxable wage base in effect for the Plan Year for which this Adoption Agreement first is effective.]

[n/a](c) Uniform points allocation formula. Under the uniform points allocation formula, a Participant receives: (Choose (1) or both (1) and (2) as applicable)

     [n/a](1)   point(s) for each Year of Service.  Year of Service means:     .
             ---                                                          -----

     [n/a](2) One point for each $      [not to exceed  $200]  increment of Plan
                                  ------
              Year Compensation.

[n/a](d)  Incorporation of contribution  formula.  The Plan  Administrator  will allocate the Employer's nonelective contribution under Section(s) 3.01(c)(2), (d)(1) or (e) in accordance with the contribution formula adopted by the Employer under that Section.

Qualified nonelective contributions. (3.04(F)). The Plan Administrator will allocate the Employer's qualified nonelective contributions to: (Choose one of (e) or (f))

[X]  (e) Nonhighly compensated Employees only.

[n/a] (f) All Participants.

Related Employers. (Choose (g) if applicable)

[n/a](g) Allocate only to directly employed Participants. If two or more Related
     Employers adopt this Plan, the Plan Administrator will allocate all nonelective contributions and forfeitures attributable to nonelective contributions only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Plan Administrator will determine the allocations under this Section 3.04 by prorating the Participant's Compensation between or among the participating Related Employers. [Note:
     If the Employer does not elect 3.04(g), the Plan Administrator will allocate all nonelective contributions and forfeitures without regard to which contributing Related Employer directly employs the Participant. The Employer may not elect 3.04(g) under a safe harbor 401(k) Plan.]

17. FORFEITURE ALLOCATION (3.05). The Plan Administrator will allocate a Participant forfeiture: (Choose one or more of (a), (b) or (c) as applicable) [Note: Even if the Employer elects immediate vesting, the Employer should complete Section 3.05. See Plan Section 9.11.]17 p.99

[X] (a) Matching contribution forfeitures. To the extent attributable to matching contributions: (Choose one of (1) through (4))

     [n/a] (1) As a discretionary matching contribution.

     [X]  (2) To reduce matching contributions.

     [n/a] (3) As a discretionary nonelective contribution.

     [n/a] (4) To reduce nonelective contributions.

[X] (b) Nonelective contribution forfeitures. To the extent attributable to Employer nonelective contributions: (Choose one of (1) through (4))

     [n/a] (1) As a discretionary nonelective contribution.

     [X]  (2) To reduce nonelective contributions.

     [n/a] (3) As a discretionary matching contribution.

     [n/a] (4) To reduce matching contributions.

[n/a](c) Reduce administrative expenses. First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then allocate any remaining forfeitures in the manner described in Sections 3.05(a) or (b) as applicable.

Timing  of  forfeiture   allocation.   The  Plan   Administrator  will  allocate
forfeitures under Section 3.05 in the Plan Year: (Choose one of (d) or (e))

[n/a] (d) In which the forfeiture occurs.

[X]  (e) Immediately following the Plan Year in which the forfeiture occurs.

18. ALLOCATION CONDITIONS (3.06)

Allocation conditions. The Plan does not apply any allocation conditions to deferral contributions, 401(k) safe harbor contributions (under Section 3.01(d)) or to Davis-Bacon contributions (except as the Davis-Bacon contract provides). To receive an allocation of matching contributions, nonelective contributions, qualified nonelective contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s): (Choose one or more of (a) through (i) as applicable)

[X] (a) Hours of Service condition. The Participant must complete at least the specified number of Hours of Service (not exceeding 1,000) during the Plan
     Year: 1000 .

[X] (b) Employment condition. The Participant must be employed by the Employer on the last day of the Plan Year (designate time period).

[n/a] (c) No allocation conditions.

[n/a](d) Elapsed Time Method. The Participant must complete at least the specified number (not exceeding 182) of consecutive calendar days of employment with the Employer during the Plan Year: .

[n/a](e)  Termination  of  Service/501  Hours  of  Service  coverage  rule.  The
     Participant either must be employed by the Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year. If the Plan uses the Elapsed Time Method of crediting Service, the Participant must complete at least 91 consecutive calendar days of employment with the Employer during the Plan Year.

[n/a](f)  Special  allocation   conditions  for  matching   contributions.   The
     Participant must complete at least Hours of Service during the (designate time period) for the matching contributions made for that time period.

[n/a](g) Death,  Disability or Normal Retirement Age. Any condition specified in
     Section 3.06 applies if the Participant incurs a Separation from Service during the Plan Year on account of:___ (e.g., death, Disability or Normal Retirement Age)

[X] (h) Suspension of allocation conditions for coverage. The suspension of allocation conditions of Plan Section 3.06(E) applies to the Plan.

[X] (i) Limited allocation conditions. The Plan does not impose an allocation condition for the following types of contributions: matching contributions . [Note: Any election to limit the Plan's allocation conditions to certain contributions must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

19. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (4.02). The following elections apply to Employee contributions: (Choose one of (a) or (b). Choose (c) if applicable) 19 p.1010

[X]  (a) Not permitted. The Plan does not permit Employee contributions.

[n/a](b) Permitted. The Plan permits Employee contributions subject to the following limitations: . [Note: Any designated limitation(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

[n/a](c) Matching contribution. For each Plan Year, the Employer's matching contribution made with respect to Employee contributions is: .

                                    ARTICLE V
                              VESTING REQUIREMENTS

20. NORMAL/EARLY RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age (or Early Retirement Age, if applicable) under the Plan on the following date: (Choose one of (a) or (b). Choose (c) if applicable)20 p.1111

[X] (a) Specific age. The date the Participant attains age 65___. [Note: The age may not exceed age 65.]

[n/a](b) Age/participation. The later of the date the Participant attains years of age or the anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

[n/a](c) Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age or (ii) the date a Participant reaches his/her anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

21.  PARTICIPANT'S  DEATH OR DISABILITY (5.02). The 100% vesting rule under Plan
Section 5.02 does not apply to: (Choose (a) or (b) or both as applicable)

[n/a] (a) Death.

[n/a] (b) Disability.

22. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her deferral contributions, qualified nonelective contributions, qualified matching contributions, 401(k) safe harbor contributions and Davis-Bacon contributions (unless otherwise indicated in (f)). The following vesting schedule applies to Employer regular matching contributions and to Employer nonelective contributions: (Choose (a) or choose one or more of (b) through (f) as applicable)22 p.1111

[n/a](a) Immediate vesting. 100% Vested at all times. [Note: The Employer must elect (a) if the Service condition under Section 2.01 exceeds One Year of Service or more than twelve months.]

[X]  (b) Top-heavy  vesting  schedules.  [Note:  The Employer must choose one of
     (b)(1), (2) or (3) if it does not elect (a).]

     [n/a](1) 6-year graded as specified      [X](3) Modified top-heavy schedule
              in the Plan.
     [n/a](2) 3-year cliff as specified in
              the Plan.

                                             Years of                   Vested
                                              Service                Percentage

                                              Less than 1 ...........       0%
                                                        1 ...........      25%
                                                        2 ...........      50%
                                                        3 ...........      75%
                                                        4 ...........     100%
                                                        5 ...........     100%
                                                        6 or more ...     100%

[n/a](c) Non-top-heavy  vesting schedules.  [Note: The Employer may elect one of
     (c)(1), (2) or (3) in addition to (b).]

[n/a](1)7-year graded as specified. [n/a] (3)  Modified non-top-heavy schedule in the Plan
[n/a](2)5-year cliff as specified
        in the Plan.


                                             Years of                   Vested
                                              Service                Percentage

                                              Less than 1 ...........     ___%
                                                        1 ...........     ___%
                                                        2 ...........     ___%
                                                        3 ...........     ___%
                                                        4 ...........     ___%
                                                        5 ...........     ___%
                                                        6 ...........     ___%
                                                        7 or more ...     ___%

If the Employer does not elect (c), the vesting schedule elected in (b) applies to all Plan Years. [Note: The modified top-heavy schedule of (b)(3) must satisfy Code ss.416. If the Employer elects (c)(3), the modified non-top-heavy schedule must satisfy Code ss.411(a)(2).]

[n/a](d) Separate vesting election for regular matching  contributions.  In lieu of the election under (a), (b) or (c), the following vesting schedule applies to a Participant's regular matching contributions:
         (Choose one of (1) or (2))

     [n/a] (1) 100% Vested at all times.

     [n/a](2) Regular matching vesting schedule: . [Note: The vesting schedule completed under (d)(2) must comply with Code ss.411(a)(4).]

[n/a](e) Application of top-heavy schedule. The non-top-heavy schedule elected under (c) applies in all Plan Years in which the Plan is not a top-heavy plan. [Note: If the Employer does not elect (e), the top-heavy vesting schedule will apply for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.]

[n/a](f) Special vesting provisions: . [Note: Any special vesting provision must satisfy Code ss.411(a). Any special vesting provision must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4).]

23. YEAR OF SERVICE - VESTING (5.06). (Choose (a) and (b)): [Note: If the Employer elects the Elapsed Time Method or elects immediate vesting, the Employer should not complete (a) or (b).]

[X] (a) Year of Service. An Employee must complete at least 1000 Hours of Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[X] (b) Vesting computation period. The Plan measures a Year of Service on the basis of the following 12-consecutive month period: (Choose one of (1) or
     (2))

     [X] (1) Plan Year.

     [n/a] (2) Employment year (anniversary of Employment Commencement Date).

24. EXCLUDED YEARS OF SERVICE - VESTING (5.08). The Plan excludes the following Years of Service for purposes of vesting: (Choose (a) or choose one or more of (b) through (f) as applicable)24 p.1212

[X]  (a) None. None other than as specified in Plan Section 5.08(a).

[n/a](b) Age 18. Any Year of Service before the Year of Service during which the Participant attained the age of 18.

[n/a](c) Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[n/a](d) Parity Break in Service. Any Year of Service excluded under the rule of parity. See Plan Section 5.10.

[n/a](e) Prior Plan terms. Any Year of Service disregarded under the terms of the Plan as in effect prior to this restated Plan.

[n/a](f) Additional exclusions. Any Year of Service before: . [Note: Any exclusion specified under (f) must comply with Code ss.411(a)(4). Any exclusion must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4). If the Employer elects immediate vesting, the Employer should not complete Section 5.08.]

                                   ARTICLE VI
                         DISTRIBUTION OF ACCOUNT BALANCE

25. TIME OF PAYMENT OF ACCOUNT BALANCE (6.01). The following time of distribution elections apply to the Plan:25 p.1313

Separation from Service/Vested Account Balance not exceeding $5,000. Subject to the limitations of Plan Section 6.01(A)(1), the Trustee will distribute in a lump sum (regardless of the Employer's election under Section 6.04) a separated Participant's Vested Account Balance not exceeding $5,000: (Choose one of (a) through (d))

[X] (a) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[n/a](b) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participant's Separation from Service.

[n/a](c) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter beginning after the Participant's Separation from Service.

[n/a](d) Designated distribution. As soon as administratively practicable in the: following the Participant's Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4).]

Separation from Service/Vested Account Balance exceeding $5,000. A separated Participant whose Vested Account Balance exceeds $5,000 may elect to commence distribution of his/her Vested Account Balance no earlier than: (Choose one of (e) through (i). Choose (j) if applicable)

[X] (e) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[n/a](f) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participant's Separation from Service.

[n/a](g) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter following the Plan Year quarter in which the Participant elects to receive a distribution.

[n/a](h) Normal Retirement Age. As soon as administratively practicable after the close of the Plan Year in which the Participant attains Normal Retirement Age and within the time required under Plan Section 6.01(A)(2).

[n/a](i) Designated distribution. As soon as administratively practicable in the: following the Participant's Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4).]

[n/a](j) Limitation on Participant's right to delay distribution. A Participant may not elect to delay commencement of distribution of his/her Vested
     Account Balance beyond the later of attainment of age 62 or Normal Retirement Age. [Note: If the Employer does not elect (j), the Plan permits a Participant who has Separated from Service to delay distribution until his/her required beginning date. See Plan Section 6.01(A)(2).]

Participant elections prior to Separation from Service. A Participant, prior to Separation from Service may elect any of the following distribution options in accordance with Plan Section 6.01(C). (Choose (k) or choose one or more of (l) through (o) as applicable). [Note: If the Employer elects any in-service distributions option, a Participant may elect to receive one in-service distribution per Plan Year unless the Plan's in-service distribution form provides for more frequent in-service distributions.]

[n/a](k) None. A Participant does not have any distribution option prior to Separation from Service, except as may be provided under Plan Section 6.01(C).

[X] (l) Deferral contributions. Distribution of all or any portion (as permitted by the Plan) of a Participant's Account Balance attributable to deferral contributions if: (Choose one or more of (1), (2) or (3) as applicable)

     [X] (1) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

     [X] (2) Age. The Participant has attained age 59 1/2 (Must be at least age 59 1/2).

     [n/a] (3) Disability. The Participant has incurred a Disability.

[n/a](m)     Qualified     nonelective      contributions/qualified     matching
     contributions/safe harbor contributions. Distribution of all or any portion of a Participant's Account Balance attributable to qualified nonelective contributions, to qualified matching contributions, or to 401(k) safe harbor contributions if: (Choose (1) or (2) or both as applicable)

     [n/a](1) Age.  The  Participant  has  attained age (Must be at least age 59
          1/2).

     [n/a] (2) Disability. The Participant has incurred a Disability.

[n/a](n) Nonelective contributions/regular matching contributions.  Distribution of all or any portion of a Participant's Vested Account Balance attributable to nonelective contributions or to regular matching contributions if: (Choose one or more of (1) through (5) as applicable)

     [n/a](1) Age/Service conditions. (Choose one or more of a. through d. as applicable):

         [n/a]    a. Age. The Participant has attained age .

         [n/a] b. Two-year allocations. The Plan Administrator has allocated the contributions to be distributed for a period of not less than Plan Years before the distribution date. [Note: The minimum number of years is 2.]

         [n/a] c. Five years of participation. The Participant has participated in the Plan for at least Plan Years. [Note: The minimum number of years is 5.]

         [n/a] d. Vested. The Participant is % Vested in his/her Account Balance. See Plan Section 5.03(A). [Note: If an Employer makes more than one election under Section 6.01(n)(1), a Participant must satisfy all conditions before the Participant is eligible for the distribution.]

     [n/a](2) Hardship. The Participant has incurred a hardship in accordance with Plan Section 6.09.

     [n/a](3)  Hardship  (safe  harbor  hardship  rule).   The  Participant  has
          incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

     [n/a] (4) Disability. The Participant has incurred a Disability.

     [n/a](5) Designated condition. The Participant has satisfied the following condition(s): . [Note: Any designated condition(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

[X] (o) Participant contributions. Distribution of all or any portion of a Participant's Account Balance attributable to the following Participant contributions described in Plan Section 4.01: (Choose one of (1), (2) or
     (3))

     [X]  (1) All Participant contributions.

     [n/a] (2) Employee contributions only.

     [n/a] (3) Rollover contributions only.

Participant loan default/offset. See Section 6.08 of the Plan.

26. DISTRIBUTION METHOD (6.03). A separated Participant whose Vested Account Balance exceeds $5,000 may elect distribution under one of the following method(s) of distribution described in Plan Section 6.03: (Choose one or more of (a) through (d) as applicable)26 p.1414

[X]  (a) Lump sum.

[n/a] (b) Installments.

[X]  (c) Installments for required minimum distributions only.

[n/a](d) Annuity distribution option(s): . [Note: Any optional method of distribution may not be subject to Employer, Plan Administrator or Trustee discretion.]

27. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Plan Section 6.04: (Choose one of (a) or (b))

[X] (a) Profit sharing plan exception. Do not apply to a Participant, unless the Participant is a Participant described in Section 6.04(H) of the Plan.

[n/a] (b) Applicable. Apply to all Participants.

                                   ARTICLE IX
       PLAN ADMINISTRATOR - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

28. ALLOCATION OF NET INCOME, GAIN OR LOSS (9.08). For each type of contribution provided under the Plan, the Plan allocates net income, gain or loss using the following method: (Choose one or more of (a) through (e) as applicable)

[X] (a) Deferral contributions/Employee contributions. (Choose one or more of (1) through (5) as applicable)

     [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [n/a] (2) Balance forward method. Allocate using the balance forward method.

     [n/a] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan
              Section 14.12.

     [n/a] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

     [n/a] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[X] (b) Matching contributions. (Choose one or more of (1) through (5) as applicable)

     [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [n/a] (2) Balance forward method. Allocate using the balance forward method.

     [n/a] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan
              Section 14.12.

     [n/a] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

     [n/a] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[X] (c) Employer nonelective contributions. (Choose one or more of (1) through (5) as applicable)

     [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [n/a] (2) Balance forward method. Allocate using the balance forward method.

     [n/a] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan
              Section 14.12.

     [n/a] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

     [n/a] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[n/a](d) Specified  method.  Allocate pursuant to the following method: . [Note:
     The specified method must be a definite predetermined formula which is not based on Compensation, which satisfies the nondiscrimination requirements of Treas. Reg. ss.1.401(a)(4) and which is applied uniformly to all Participants.]

[n/a](e) Interest rate factor.  In  accordance  with Plan Section  9.08(E),  the
     Plan includes interest at the following rate on distributions made more than 90 days after the most recent valuation date: .

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

29. INVESTMENT POWERS (10.03). The following additional investment options or limitations apply under Plan Section 10.03: The Employer Matching Contributions will be made in 90% qualifying Employer securities and 10% cash . [Note: Enter "N/A" if not applicable.]

30. VALUATION OF TRUST (10.15). In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s):
(Choose one of (a) through (d))

[X] (a) Daily valuation dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.

[n/a](b) Last day of a specified period.  The last day of each of the Plan Year.

[n/a] (c) Specified dates: .

[n/a] (d) No additional valuation dates.

                                 Execution Page

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on: .

                         Name of Employer:   Candies, Inc.
                                           -------------------------------------
                           Employer's EIN:   11-2481903
                                           -------------------------------------
                                   Signed: /s/ Deborah Sorell Stehr
                                           -------------------------------------
                                                 Deborah Sorell Stehr, Secretary

                         Name(s) of
                           Trustee:
                                             Deborah Sorell Stehr
                                             Neil Cole
                                             Trust EIN (Optional):

                                   Signed: /s/ Deborah Sorell Stehr
                                           -------------------------------------
                                                     Deborah Sorell Stehr

                                   Signed: /s/ Neil Cole
                                           -------------------------------------
                                                         Neil Cole


             Name of Custodian (Optional):
                                   Signed:
                                           -------------------------------------
                                                        [Name/Title]

31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002 .

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s) effective , by substitute Adoption Agreement page number(s) . Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor's intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: 1809 24th Street, Great Bend, KS 67530, (620) 793-8473 . Reliance on Sponsor Opinion Letter. The Prototype Plan Sponsor has obtained from the IRS an opinion letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the opinion letter, Code ss.401. An adopting Employer may rely on the Prototype Sponsor's IRS opinion letter only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the Internal Revenue Service.

                             PARTICIPATION AGREEMENT

                             [n/a] Check here if not applicable and do not
complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

45. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: February 1, 1997 .

46. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[n/a] (a) The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Candies, Inc. 401(k) Savings Plan , and having an original effective date of: February 1, 1995 .

47. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[n/a](a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[n/a] (b) Vesting. For vesting under Article V.

[n/a](c) Contribution  allocation.  For contribution  allocations  under Article
     III.

[n/a] (d) Exceptions. Except for the following Service: .

Name of Plan:                                   Name of Participating Employer:
Candie's, Inc. 401(k) Savings Plan              Brightstar Footwear, LLC
-----------------------------------             ------------------------

                                    Signed:  /s/ Deborah Sorell Stehr
                                            -------------------------------
                                            Deborah Sorell Stehr, Secretary


                                               [Date]

              Participating Employer's EIN:   45-0463536
                                            -------------------------------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:                 Name(s) of Trustee:
Candie's, Inc.                              Deborah Sorell Stehr and Neil Cole

                                Signed:
                                            Deborah Sorell Stehr

Signed: /s/ Deborah Sorell Stehr             Signed:/s/ Neil Cole
        -------------------------------             ----------------------------
        Deborah Sorell Stehr, Secretary             Neil Cole

[Date] [Date] [Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                                   APPENDIX A
                    TESTING ELECTIONS/EFFECTIVE DATE ADDENDUM

35. The following testing elections and special effective dates apply: (Choose one or more of (a) through (n) as applicable)

[X] (a) Highly Compensated Employee (1.14). For Plan Years beginning after January 31, 2003 , the Employer makes the following election(s) regarding the definition of Highly Compensated Employee:

     (1)  [X] Top paid group election.

     (2) [n/a] Calendar year data election (fiscal year plan). [X] (b) 401(k) current year testing. The Employer will apply the current year testing method in applying the ADP and ACP tests effective for Plan Years beginning after: January 31, 1997 . [Note: For Plan Years beginning on or after the Employer's execution of its "GUST" restatement, the Employer must use the same testing method within the same Plan Year for both the ADP and ACP tests.]

[n/a](c) Compensation. The Compensation definition under Section 1.07 will apply for Plan Years beginning after: .

[X]  (d) Election not to  participate.  The  election not to  participate  under
     Section 2.06 is removed effective: February 1, 2003 .

[n/a](e) 401(k) safe harbor.  The 401(k) safe harbor  provisions  under  Section
     3.01(d) are effective:_________.

[n/a](f)  Negative  election.  The negative  election  provision  under  Section
     3.02(b) is effective: .

[n/a](g) Contribution/allocation formula. The specified contribution(s) and allocation method(s) under Sections 3.01 and 3.04 are effective: .

[X] (h) Allocation conditions. The allocation conditions of Section 3.06 are effective: 3.06(g) removed effective February 1,2003.

[n/a](i) Benefit payment elections. The distribution elections of Section(s) are effective:_______________.

[n/a](j) Election to continue pre-SBJPA required beginning date. A Participant may not elect to defer commencement of the distribution of his/her Vested Account Balance beyond the April 1 following the calendar year in which the Participant attains age 70 1/2. See Plan Section 6.02(A).

[n/a](k)  Elimination  of  age  70  1/2  in-service   distributions.   The  Plan
     eliminates a Participant's (other than a more than 5% owner) right to receive in-service distributions on April 1 of the calendar year following the year in which the Participant attains age 70 1/2 for Plan Years beginning after: .

[n/a](l)  Allocation  of earnings.  The  earnings  allocation  provisions  under
     Section 9.08 are effective: .

[n/a](m)  Elimination  of  optional  forms  of  benefit.   The  Employer  elects
     prospectively to eliminate the following optional forms of benefit: (Choose one or more of (1), (2) and (3) as applicable)

     [n/a](1) QJSA and QPSA  benefits as described in Plan Sections  6.04,  6.05 and 6.06 effective:___.

     [n/a](2) Installment  distributions as described in Section 6.03 effective:
          ___.

     [n/a](3) Other optional forms of benefit (Any election to eliminate must be consistent with Treas. Reg. ss.1.411(d)-4): .

[X] (n) Special effective date(s): Section 1.11(e) Reclassified employee effective February 1, 2003. Section 2.01(b) Service requirement effective June 1, 2001. Section 2.02 Years of service effective June 1, 2001. Section
     3.02 Deferral limitation effective February 1, 2002. Section 3.03(e) Time Period for Matching Contributions effective February 1, 2003. Section 3.05 Forfeiture allocation effective February 1, 2003 .

For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.

                                   APPENDIX B
                    GUST Remedial Amendment Period Elections

36. The following GUST restatement elections apply: (Choose one or more of (a) through (j) as applicable)36 p.2020

[n/a](a)  Highly  Compensated   Employee  elections.   The  Employer  makes  the
     following remedial amendment period elections with respect to the Highly Compensated Employee definition:

(1) 1997:[n/a] Top paid group election.       [n/a] Calendar year election.
         [n/a] Calendar year data election.
(2) 1998:[n/a] Top paid group election.       [n/a] Calendar year data election.
(3) 1999:[n/a] Top paid group election.       [n/a] Calendar year data election.
(4) 2000:[n/a] Top paid group election.       [n/a] Calendar year data election.
(5) 2001:[n/a] Top paid group election.       [n/a] Calendar year data election.
(6) 2002:[n/a] Top paid group election.       [n/a] Calendar year data election.

[X] (b) 401(k) testing methods. The Employer makes the following remedial amendment period elections with respect to the ADP test and the ACP test:
     [Note: The Employer may use a different testing method for the ADP and ACP tests through the end of the Plan Year in which the Employer executes its GUST restated Plan.]

                                    ADP test                                         ACP test
              (1) 1997:  [n/a]prior year  [X]   current year      1997:  [n/a]prior year    [X]  current year
              (2) 1998:  [n/a]prior year  [X]   current year      1998:  [n/a]prior year    [X]  current year
              (3) 1999:  [n/a]prior year  [X]   current year      1999:  [n/a]prior year    [X]  current year
              (4) 2000:  [n/a]prior year  [X]   current year      2000:  [n/a]prior year    [X]  current year
              (5) 2001:  [n/a]prior year  [X]   current year      2001:  [n/a]prior year    [X]  current year
              (6) 2002:  [n/a]prior year  [X]   current year      2002:  [n/a]prior year    [X]  current year

[X] (c) Delayed application of SBJPA required beginning date. The Employer elects to delay the effective date for the required beginning date provision of Plan Section 6.02 until Plan Years beginning after: December 31, 2002 .

[X] (d) Model Amendment for required minimum distributions. The Employer adopts the IRS Model Amendment in Plan Section 6.02(E) effective February 1, 2001 . [Note: The date must not be earlier than January 1, 2001.]

         Defined Benefit Limitation

[n/a](e) Code ss.415(e) repeal. The repeal of the Code ss.415(e) limitation is effective for Limitation Years beginning after . [Note: If the Employer does not make an election under (e), the repeal is effective for Limitation Years beginning after December 31, 1999.]

Code ss.415(e) limitation. To the extent necessary to satisfy the limitation under Plan Section 3.17 for Limitation Years beginning prior to the repeal of Code ss.415(e), the Employer will reduce: (Choose one of (f) or (g))


[n/a](f) The Participant's projected annual benefit under the defined benefit plan.

[n/a](g) The Employer's contribution or allocation on behalf of the Participant to the defined contribution plan and then, if necessary, the Participant's projected annual benefit under the defined benefit plan.

Coordination with top-heavy minimum allocation. The Plan Administrator will apply the top-heavy minimum allocation provisions of Article XII with the following modifications: (Choose (h) or choose (i) or (j) or both as applicable)

[n/a] (h) No modifications.

[n/a](i) For Non-Key Employees participating only in this Plan, the top-heavy minimum allocation is the minimum allocation determined by substituting % (not less than 4%) for "3%," except: (Choose one of (1) or (2)) [n/a] (1) No exceptions. [n/a] (2) Plan Years in which the top-heavy ratio exceeds 90%.

[n/a](j) For Non-Key Employees also participating in the defined benefit plan, the top-heavy minimum is: (Choose one of (1) or (2)) [n/a] (1) 5% of Compensation irrespective of the contribution rate of any Key Employee:
     (Choose one of a. or b.) [n/a] a. No exceptions. [n/a] b. Substituting "7 1/2%" for "5%" if the top-heavy ratio does not exceed 90%. [n/a] (2) 0%. [Note: The defined benefit plan must satisfy the top-heavy minimum benefit requirement for these Non-Key Employees.]

Actuarial assumptions for top-heavy calculation. To determine the top-heavy ratio, the Plan Administrator will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: .

                        CHECKLIST OF EMPLOYER INFORMATION
                      AND EMPLOYER ADMINISTRATIVE ELECTIONS

Commencing with the       2003       Plan Year

     The Prototype Plan permits the Employer to make certain administrative elections not reflected in the Adoption Agreement. This form lists those administrative elections and provides a means of recording the Employer's elections. This checklist is not part of the Plan document.

37.   Employer Information.
       Candies, Inc.
     [Employer Name]
       400 Columbus Ave.
     [Address]
       Valhalla, New York 10595                      (914) 769-8600
     -----------------------------         ------------------------------------
     [City, State and Zip Code]                     [Telephone Number]

38. Form of Business.

(a)  [X] Corporation (b) [n/a] S Corporation (c) [n/a] Limited Liability Company
     (d) [n/a] Sole Proprietorship (e) [n/a] Partnership (f) [n/a]

39. Section 1.07(F) - Nondiscriminatory definition of Compensation. When testing nondiscrimination under the Plan, the Plan permits the Employer to make elections regarding the definition of Compensation. [Note: This election solely is for purposes of nondiscrimination testing. The election does not affect the Employer's elections under Section 1.07 which apply for purposes of allocating Employer contributions and Participant forfeitures.]

(a)  [X] The Plan will "gross up" Compensation for Elective Contributions.

(b)  [n/a] The Plan will exclude Elective Contributions.

40. Section 4.04 - Rollover contributions.40 p.2121

(a)  [X] The Plan accepts rollover contributions.

(b)  [n/a] The Plan does not accept rollover contributions.

41. Section 8.06 - Participant direction of investment/404(c). The Plan authorizes Participant direction of investment with Trustee consent. If the Trustee permits Participant direction of investment, the Employer and the Trustee should adopt a policy which establishes the applicable conditions and limitations, including whether they intend the Plan to comply with ERISA ss.404(c).41 p.2121

(a) [X] The Plan permits Participant direction of investment and is a 404(c) plan.

(b) [n/a] The Plan does not permit Participant direction of investment or is a non-404(c) plan.

42.  Section  9.04[A]  -  Participant   loans.  The  Plan  authorizes  the  Plan
Administrator  to adopt a written  loan  policy to permit  Participant  loans.42
p.2121

(a)  [X] The Plan permits Participant loans subject to the following conditions:
     (1)  [X]  Minimum  loan  amount:  $  1,000.
     (2)  [X]  Maximum  number of  outstanding  loans:  two .
     (3)  [X]  Reasons  for  which a  Participant  may request a loan:

         a. [X] Any purpose. b. [n/a] Hardship events. c. [n/a] Other:

     (4)  [X] Suspension of loan repayments:
         a. [n/a] Not permitted.
         b. [X] Permitted for non-military leave of absence.
         c. [X] Permitted for military service leave of absence.

     (5) [X] The Participant must be a party in interest.

(b)  [n/a] The Plan does not permit Participant loans.

43. Section 11.01 - Life insurance. The Plan with Employer approval authorizes the Trustee to acquire life insurance.43 p.2121

(a)  [n/a] The Plan will invest in life insurance contracts.

(b)  [X] The Plan will not invest in life insurance contracts.


44. Surety bond company:              . Surety bond amount:  $
                         -------------                        ----------



Distribution of cash or property.

(a)  [n/a] The lump sum distribution will be available as cash only.

(b)  [X] The lump sum distribution will be available as cash and in-kind.

EGTRRA - Employer